EXHIBIT 10.1

Deloitte & Touche Saltire Court 20 Castle Terrace Edinburgh EH1 OBR Tel: National 0131 221 0002 International + 44 131 221 0002 Fax: 0131 535 7888 DX ED239 – Edinburgh 1 www.deloitte.co.uk

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference of our report dated 26 February 2003 appearing in this Annual Report on Form 20-F of The Royal Bank of Scotland Group plc for the year ended 31 December 2002, in the following Registration Statements:

Form	Registration Statement No.

S-8	333-85208
F-3	333-100661

19 March 2003

Aberdeen, Belfast, Birmingham, Bristol, Cambridge, Cardiff, Crawley, Edinburgh, Glasgow, Leeds, Liverpool, London, Manchester, Milton Keynes, Newcastle Upon Tyne, Nottingham, Reading, St Albans and Southampton
 Principal place of business at which a list of partners’ names is available: Stonecutter Court, 1 Stonecutter Street, London EC4A 4TR
Authorised by the Financial Services Authority in respect of regulated activities.